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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                                  AMENDMENT # 1

                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                DECEMBER 29, 2000
                        (Date of earliest event reported)


                                     0-24339
                            (Commission File Number)


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                               INKTOMI CORPORATION
             (Exact name of Registrant as specified in its charter)

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               DELAWARE                           94-3238130
     (State of Incorporation)        (I.R.S. Employer Identification No.)


                             4100 EAST THIRD AVENUE
                          FOSTER CITY, CALIFORNIA 94404
                    (Address of principal executive offices)





                                 (650) 653-2800
              (Registrant's telephone number, including area code)

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        The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on January 12, 2001, as set forth below:


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ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS

        On December 29, 2000, the Registrant, Inktomi Corporation ("Inktomi"), consummated its acquisition of certain assets of Adero, Inc., a Delaware corporation ("Adero"). The transaction was closed pursuant to an Asset Purchase Agreement dated as of December 21, 2000 by and between Inktomi and Adero. Under the agreement, Inktomi acquired various business assets of Adero, consisting primarily of computer servers; commercial software; networking equipment; desktops, equipment and furnishings; sales and promotional literature; customer and supplier lists; advertising materials; marketing plans and surveys; management training literature and technical product and user training manuals; technical development notes; drawings and other development and system operation documentation. In addition, Inktomi acquired and licensed other intellectual property and technologies from Adero, consisting primarily of a patent application and internally developed software, know-how, protocols, processes, specifications, algorithms, project plans and documentation. Inktomi also assumed various customer agreements, vendor agreements, support agreements and purchase orders. All of the acquired assets, technologies and agreements generally relate to the Content Bridge service offering of Adero, which is the business of providing trusted third party clearinghouse, log information, traffic reporting and billing services, related to content distribution, to an alliance of network operators, including Internet service providers, network service providers, access providers, hosting entities and other similar organizations. In exchange for the assets, technologies and agreements, Inktomi paid $23.5 million in cash and assumed various operational liabilities, including personnel costs associated with hired Content Bridge employees. The cash consideration was funded from working capital.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        Pursuant to Item 7 of Form 8-K, Inktomi indicated that it would file certain financial information no later than the date required by Item 7 of Form 8-K. This Amendment No. 1 is filed to provide the required financial information.

(a)  Financial Statements of Businesses Acquired.

     The required financial statements are included herein as Exhibit 99.2.

(b)  Pro Forma Financial Information.

     The requirement to include pro forma financial information is met through the inclusion of pro forma condensed consolidated financial information as
     Exhibit 99.3.

(c)  Exhibits.

     Exhibit No.                             Description
     -----------                             -----------
         2.1          Asset Purchase Agreement dated as of December 21, 2000 by
                      and between Inktomi Corporation and Adero, Inc. (Pursuant
                      to Item 601(b)(2) of Regulation SK, the exhibits to the
                      Acquisition Agreement have been omitted. The Registrant
                      agrees to furnish such exhibits supplementally upon the
                      request of the Commission.) (previously filed)

        99.1          Press release of Inktomi Corporation, dated January 5,
                      2001 (previously filed)

        99.2          Content Bridge (A Service Offering of Adero, Inc.)
                      Financial Statements

        99.3          Inktomi Corporation Pro Forma Condensed Consolidated
                      Financial Statements




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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           INKTOMI CORPORATION

Dated: March 13, 2001                      By: /s/ JERRY M. KENNELLY
                                           -------------------------------------
                                           Jerry M. Kennelly
                                           Executive Vice President and
                                           Chief Financial Officer




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                                INDEX TO EXHIBITS



Exhibit No.                             Description
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
     2.1          Asset Purchase Agreement dated as of December 21, 2000 by and between Inktomi Corporation and Adero, Inc. (Pursuant to Item
                  601(b)(2) of Regulation SK, the exhibits to the Acquisition
                  Agreement have been omitted. The Registrant agrees to furnish such exhibits supplementally upon the request of the
                  Commission.) (previously filed)

    99.1          Press release of Inktomi Corporation, dated January 5, 2001
                  (previously filed)

    99.2          Content Bridge (A Service Offering of Adero, Inc.) Financial
                  Statements

    99.3          Inktomi Corporation Pro Forma Condensed Consolidated Financial
                  Statements




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